UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 3, 2009

(Date of Report - Date of earliest event reported on)

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Derby Road, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable

(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On April 3, 2009, Community Bancorp. announced that its Board of Directors has declared a quarterly cash dividend of $0.12 per share payable May 1, 2009 to shareholders of record on April 15, 2009.  This reflects a decrease of $0.05 per share from the dividend paid in each quarter of 2008.  The reduced dividend payout will enable Community Bancorp., on an annualized basis, to retain approximately $890,000 in additional common equity before reinvested of dividends.  Additional information regarding declaration of the dividend is contained in the Company’s press release dated April 3, 2009, filed as Exhibit 99.1 to this Report, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Press Release of Community Bancorp. dated April 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: April 3, 2009	/s/ Stephen P. Marsh
Stephen P. Marsh,
President & Chief Executive Officer